Execution Version

PATENT AND TRADEMARK PLEDGE AGREEMENT

dated 6 August 2014

between

Leclanché S.A., Avenue des Sports 24, CH-1400 Yverdon-les-Bains, Switzerland (hereinafter referred to as "Pledgor")

and

Oak Ridge Energy Technologies, Inc., with principal executive office at 3046 East Brighton Place, Salt Lake City, UT 84121, United States of America and head quartered 751 North Drive, Suite 9, Melbourne, FL 32934, United States of America, as lender (hereinafter referred to as "Pledgee")

regarding

the pledge of patents, patent applications and trademarks of Leclanché S.A.

Contents

Clause

Page

RECITALS

3

1.

DEFINITIONS AND INTERPRETATION

3

2.

PLEDGE

5

3.

PLEDGOR'S RIGHTS AND OBLIGATIONS

5

4.

ENFORCEMENT

7

5.

CONTINUING SECURITY; EFFECTIVENESS OF COLLATERAL

7

6.

RELEASE OF THE PLEDGED ASSETS

7

7.

REPRESENTATIONS AND WARRANTIES

8

8.

POWER OF ATTORNEY

9

9.

NO ASSIGNMENT OR TRANSFER BY PLEDGOR

9

10.

EXCULPATION; INDEMNITY

9

11.

WAIVERS AND AMENDMENTS

9

12.

NOTICES

10

13.

EXPENSES

10

14.

SEVERABILITY

10

15.

COUNTERPARTS

11

16.

LAW AND JURISDICTION

11

SIGNATORIES

12

THIS AGREEMENT (the "Agreement") is made BETWEEN:

1.

Leclanché S.A., Avenue des Sports 24, CH-1400 Yverdon-les-Bains, Switzerland (the "Pledgor"), and

2.

Oak Ridge Energy Technologies, Inc., with principal executive office at 3046 East Brighton Place, Salt Lake City, UT 84121, United States of America and head quartered 751 North Drive, Suite 9, Melbourne, FL 32934, United States of America, as lender (hereinafter referred to as "Pledgee")

RECITALS

(A)

The Pledgee as lender and the Pledgor as borrower have entered into a convertible loan and investment agreement dated 30 May 2014 (the "Convertible Loan Agreement").

(B)

The Pledgor has agreed to pledge the Pledged Assets (as defined herein) to the Pledgee as security for the claims of the Pledgee under the Convertible Loan Agreement.

IT IS AGREED as follows:

1.

DEFINITIONS AND INTERPRETATION

1.1

Definitions

Unless defined otherwise herein, capitalised terms and expressions used herein shall have the meaning ascribed to them in the Convertible Loan Agreement. In this Agreement:

(a)

"Convertible Loan Agreement" has the meaning given to it in Recital (A).

(b)

"Enforcement" means the foreclosure or any other kind of realisation of the Pledged Assets.

(c)

"Enforcement Event" means an Event of Default as defined in the Convertible Loan Agreement which is continuing and in respect of which notice of acceleration has been given by the Pledgee to the Pledgor, all in accordance with the Convertible Loan Agreement.

(d)

"Finance Documents" has the meaning given to it in the Convertible Loan Agreement.

(e)

"Parties" means the Pledgor and the Pledgee and "Party" means each of them.

(f)

"Patent Applications" shall have the meaning given to it in Annex 1.

(g)

"Patents" means all present and future patents owned by the Pledgor and all present patent applications ("Patent Applications") filed by the Pledgor in any country of the world, whether recordable or not, whether granted via a national, European or PCT procedure, or respectively whether filed via a national, European or PCT procedure and all Pledgor’s rights, titles, benefits and interests both present and future to and in these Patents, including without limitation any moneys whatsoever payable to or for the account of the Pledgor’s under any license agreement and all other rights and benefits whatsoever thereby accruing to the Pledgor (including without limitation the right to sue for damages).

(h)

"Pledge" means a pledge pursuant to Art. 899 et seq. of the Swiss Federal Civil Code over the Pledged Assets in accordance with the terms of this Agreement.

(i)

"Pledged Assets" means the rights in the Patents, the Patent Applications and the Trademarks.

(j)

"Pledgee" means the pledgee as set forth on the cover page of this Agreement.

(k)

"Pledgor" means the pledgor as set forth on the cover page of this Agreement.

(l)

"Secured Obligations" means the present and future liabilities and obligations of the Pledgor to the Pledgee under the Convertible Loan Agreement or any other Finance Documents (as such Finance Documents may be amended or otherwise modified from time to time), whether direct or indirect, absolute or contingent, and whether for principal, interest, fees, costs, expenses or otherwise.

(m)

"Security" means a mortgage, charge, pledge, lien or other security interest securing any obligation of any person or any other agreement or arrangement having the effect of Security.

(n)

"Trademarks" means all the present and future trademarks owned by the Pledgor together with all rights, claims or benefits pertaining to the Trademarks.

1.2

Interpretation

In this Agreement:

(a)

references to any person include a reference to any individual, firm, company, corporation or other body (whether or not having separate legal personality), as well to any of its successors, permitted assignees and transferees;

(b)

references to a "Finance Documents" are references to that Finance Document as amended, amended and restated, novated, supplemented, extended, refinanced, replaced or otherwise modified from time to time (in each case, however fundamental), from time to time, in accordance with its terms;

(c)

references to Clauses and Annexes are references to, respectively, clauses of and annexes to this Agreement;

(d)

words importing the plural shall include the singular and vice-versa; and

(e)

"including" means "including without limitation", not limiting the term(s) to which the word relates to the example(s) thereafter mentioned.

2.

PLEDGE

2.1

Undertaking to Pledge

The Parties agree that the Pledgor undertakes (i) to pledge to the Pledgee all Pledged Assets as continuing and first ranking security, for the Secured Obligations and, therefore, (ii) to effect this Pledge on and as from the date hereof.

2.2

Effecting of the Pledge

For the purposes of effecting the Pledge under Clause 2.1 the Pledgor hereby pledges effective on and as from the date hereof all Pledged Assets as a first ranking security to the Pledgee and the Pledgee accepts such Pledge.

3.

PLEDGOR'S RIGHTS AND OBLIGATIONS

3.1

Registration of the Pledge

(a)

After the occurrence and during the continuation of an Enforcement Event, the Pledgor shall upon first request of the Pledgee register the Pledge of all Patents and Trademarks in the relevant patent and trademark registers by filing the respective written requests to the competent authorities within 10 Business Days upon the Pledgee's request, or – if a Patent or Trademark is being granted only after the date of such request – upon such Patent or Trademark being granted, and to concurrently provide a copy of such filings to the Pledgee.

(b)

The Parties hereby express their will and intention that the Pledge becomes immediately effective upon signing of this Agreement by both Parties, subject to, and to the extent of, the respective Patent or Trademark being granted by the competent authority, and that the registration of the Pledge in any patent or trademark register shall not be a condition to the effectiveness of the Pledge.

3.2

Pledgor's General Rights and Obligations

(a)

As long as no Enforcement Event occurred and continues, the Pledgor has the unrestricted right to use the Pledged Assets, subject to the provisions of the Finance Documents.

(b)

The Pledgor shall promptly execute and deliver at its own expense all further instruments and documents, and take all further action, that the Pledgee may reasonably request if necessary to perfect, protect, maintain and/or enforce the Pledge created or expressed to be created under this Agreement.

(c)

Except with the Pledgee's prior written consent or unless expressly permitted otherwise under any Finance Document, the Pledgor shall not:

(i)

do, or permit to be done, anything which would prejudice the priority, ranking or legality, validity and enforceability of the Pledge created or expressed to be created pursuant to this Agreement;

(ii)

grant any Security over the Pledged Assets other than the Pledge;

(iii)

enter into any legal instrument relating to, or grant any Security over, or dispose of, or assign the Pledged Assets other than the Pledge; or

(iv)

take any other action with respect to the Pledged Assets that would jeopardise any rights of the Pledgee under the Pledge, or would jeopardise the Enforcement or the value of the Pledged Assets.

(d)

The Pledgor shall promptly notify the Pledgee of any occurrence which is likely to prejudice the Pledge in order to allow the Pledgee to effectively ensure that the value and validity of the Security interest created in accordance with this Agreement is perfected and maintained.

(e)

The Pledgor shall at all times during this Agreement take all legal and other actions which are reasonably necessary to safeguard all of its or the Pledgee's rights under or in respect of the Pledged Assets and shall further, at its own cost, upon reasonable request by the Pledgee, furnish the Pledgee with all information, records and documents that are required for the purpose of securing, perfecting or otherwise implementing and/or enforcing this Agreement.

3.3

Pledgor's Obligations regarding Trademarks

(a)

The Pledgor shall use the Trademarks in accordance with its current course of business.

(b)

The Pledgor shall maintain the registration of all Trademarks in the respective trademark register and shall duly pay all fees and bear all costs in connection therewith.

3.4

Pledgor's Obligations regarding Patents

(a)

Notwithstanding anything to the contrary in this Agreement or any other Finance Document, the Pledgee acknowledges and agrees that:

(i)

the granting of a Patent based on any of the Patent Applications is not certain to occur and the Pledgor gives no representation or warranty or confirmation as to the probability of any Patent being granted;

(ii)

the perfection of the Pledge of any of the Patents is subject to the condition precedent (aufschiebende Bedingung) of such Patent being granted by the competent authority;

(iii)

that in connection with the granting of a Patent, the Pledgor's undertakings under the Finance Documents are restricted to not to withdraw any Patent Application and the Pledgor assumes no obligation to file additional patent applications; and

(iv)

in case of a refusal by a competent authority to grant a Patent in the scope as applied for in the respective Patent Application or in case of a challenge of the validity of any Patent at any time by a third party, the Pledgor shall have the right to decide at its own discretion whether or not to appeal against such refusal or whether or not to defend against such challenge.

(b)

Subject to the respective Patent being granted by the competent authority, the Pledgor shall maintain the registration of such Patent in the respective patent register and shall duly pay all fees and bear all costs in connection therewith.

4.

ENFORCEMENT

(a)

After the occurrence and during the continuation of an Enforcement Event, the Pledgee shall be entitled (but not obliged), at its full discretion to effect Enforcement by either (1) private realisation (private Verwertung, including, self-sale (Selbsteintritt)) of Pledged Assets or (2) any applicable official enforcement procedure, including as the case may be, Swiss enforcement proceedings pursuant to the Swiss Federal Statute on Debt Collection and Bankruptcy under the exclusion of Art. 41(1bis) of the Swiss Federal Statute on Debt Collection and Bankruptcy (waiver of the beneficium excussionis realis) and the Parties agree in advance that a "Freihandverkauf" shall be admissible.

(b)

In connection with an Enforcement under this Agreement, the Pledgor:

(i)

waives any right of requesting that the Pledged Assets be realised before foreclosure in any of its other assets or before exercise of any other security interest which may have been granted to the Pledgee for the Secured Obligations; and

(ii)

shall furnish the Pledgee free of charge with all information, records and documents that are useful or requested for the purpose of enforcing this Agreement in copy or, if requested, as originals.

5.

CONTINUING SECURITY; EFFECTIVENESS OF COLLATERAL

The Pledge constitutes a continuing security interest which shall be cumulative, in addition to and independent of every other security which the Pledgee may at any time hold for the Secured Obligations or any rights, powers and remedies provided by law. The Security expressed to be created under this Agreement shall not be affected in any way by any variation, amendment, restatement, novation, transfer (including by way of novation or debt assumption (Schuldübernahme)), extension, compromise or release of any or all of the Secured Obligations or the Convertible Loan Agreement or of any other security from time to time.

6.

RELEASE OF THE PLEDGED ASSETS

(a)

The Pledge created hereby shall only terminate and the Pledgee shall only be obliged to release the Pledged Assets or the remainder thereof if and once the Pledgee is satisfied that all the Secured Obligations have been irrevocably paid or discharged in full and are no longer capable of arising.

(b)

The Pledge shall terminate and the Pledged Assets then remaining and not previously applied against the Secured Obligations held by the Pledgee shall be released and returned by the Pledgee to the Pledgor, at the Pledgor's cost and expense. The Pledgee shall use best efforts at the Pledgor's request and expense to do all acts and things necessary to effect such discharge and release.

(c)

The Pledgee will not make or be deemed to have made any representation or warranty, whether express or implied, with respect to any Pledged Asset so released, except that any such Pledged Assets shall be released to the Pledgor free and clear of any encumbrance or other third party right granted by the Pledgee.

7.

REPRESENTATIONS AND WARRANTIES

The Pledgor represents and warrants to the Pledgee as follows:

(a)

All information supplied by it under or in connection with this Agreement is accurate, up-to-date and complete in all respects.

(b)

It is the sole legal and beneficial owner of the Pledged Assets and the Pledged Assets, as of and from the date hereof, are free and clear of any Security and/or any restriction on the ability to encumber, transfer or realise all or any part of the Pledged Assets in accordance with this Agreement.

(c)

There are no agreements between it and any third party relating to the Pledged Assets that could adversely affect the Pledgor's obligations or the rights of the Pledgee under this Agreement or the Enforcement or the proceeds of Enforcement of the Pledged Assets pledged by it and it has the full power to enable it to enter into and perform its obligations under this Agreement and all corporate consents, approvals and authorisations have been obtained and shareholders' resolutions passed to make the Pledge valid, binding and enforceable in accordance with the terms of this Agreement.

(d)

The execution of, and performance of its obligations under this Agreement does not contravene or violate any Swiss or foreign law, authorisation or order applicable to it, or conflict with, result in a breach of the terms and provisions of, or constitute a default or require any consent under, the constitutional documents of the Pledgor or any material agreement to which it is a party or by which it is bound, except to the extent that such violation or contravention could not reasonably be expected to have, individually or in the aggregate, a material adverse effect on the Pledgor.

(e)

Regarding Patents subject to, and to the extent of, the respective Patent being granted by the competent authority, all necessary governmental and other consents, approvals, licenses, authorisations and corporate resolutions to enable it to enter into and perform its obligations under this Agreement have been obtained or passed, as the case may be, and are, and will remain, in full force and effect to make the Security interest expressed to be created hereunder valid, binding and enforceable in accordance with the terms of this Agreement.

(f)

This Agreement (i) constitutes legal and valid obligations binding on it, (ii) regarding patents subject to, and to the extent of, the respective Patent being granted by the competent authority is an effective and perfected first ranking Security over the Pledged Assets and (iii) is enforceable against it in accordance with its terms.

The representations and warranties set out in this Clause 7 are made on the date hereof and, thereafter, are deemed to be repeated on each date when representations and warranties are repeated under the Convertible Loan Agreement.

8.

POWER OF ATTORNEY

The Pledgor appoints and authorises the Pledgee to be its attorney and in its name and for its account to execute, deliver and perfect all documents (including making a filing as set forth in Clause 3.1) and do all things that the Pledgee may:

(a)

consider to be useful for carrying out any obligation imposed on the Pledgor under this Agreement or exercising any of the rights conferred on the Pledgee by this Agreement or by law; or

(b)

consider to be useful for carrying out any obligation imposed on the Pledgor under this Agreement or exercising any of the rights conferred on the Pledgee by this Agreement or by law in connection with the enforcement of the Security created or expressed to be created under this Agreement or, in particular a private realisation (private Verwertung, including, without limitation, self-sale (Selbsteintritt)), provided that as long as no Enforcement Event has occurred which is continuing, the Pledgee agrees not to take any such step unless the Pledgee has provided notice of such step to the Pledgor and would have the right under this Agreement to request the Pledgor to take such step and the Pledgor is unable or has failed to take such step within ten (10) Business Days, or such shorter period as may be reasonably necessary to safeguard the Pledgee's interests.

9.

NO ASSIGNMENT OR TRANSFER BY PLEDGOR

The rights and obligations of the Pledgor under this Agreement may not be assigned or transferred without the prior written consent of the Pledgee.

10.

EXCULPATION; INDEMNITY

(a)

The Pledgee shall not be liable by reason of (i) taking any action permitted by this Agreement or (ii) any neglect or default in connection with the Pledged Assets, except in the case of proven own gross negligence (grobe Fahrlässigkeit) or wilful default (Absicht) on the part of the Pledgee.

(b)

The Pledgor will fully release, discharge and indemnify the Pledgee and keep it fully harmless for any claims raised or brought against it in connection with this Agreement, save in respect of loss or damage suffered as a result of the wilful default (Absicht) or gross negligence (grobe Fahrlässigkeit) on the part of the Pledgee.

11.

WAIVERS AND AMENDMENTS

(a)

No failure on the part of the Pledgee to exercise, or delay on its part in exercising, any rights hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of a right hereunder preclude any further or other exercise of that right or any other right which the Pledgee may have hereunder.

(b)

Any amendment or waiver of this Agreement or any provision of this Agreement (including this Clause) shall only be binding if agreed in writing by the Parties hereto.

12.

NOTICES

Notices under this Agreement shall be in writing and be sent to the following addresses:

If to the Pledgee:

Oak Ridge Energy Technoligies, Inc.

attn. Chief Executive Officer

751 North Drive, Suite 9

Melbourne

FL 32934

United States of America

Tel.: [●]

Email: [●]

If to the Pledgor:

Leclanché S.A.

attn. Chief Executive Officer

Avenue des Sport 42

1400 Yverdon-les-Bains

Switzerland

Tel: +41 2442 46510

Email: [●]

or to such other address notified in accordance with this provision.

13.

EXPENSES

The Pledgor shall pay to the Pledgee all reasonable costs and expenses (including legal fees and together with any applicable VAT or other taxes) incurred by the Pledgee and its counsel in connection with the enforcement or preservation of any rights under this Agreement and the Security granted hereunder (but excluding any costs and expenses arising as a result of that person's gross negligence or wilful default).

14.

SEVERABILITY

If any provision of this Agreement is or becomes illegal, invalid or unenforceable in any jurisdiction, this shall not affect or impair (i) the validity or enforceability in that jurisdiction of any other provision of this Agreement or (ii) the validity or enforceability in any other jurisdiction of that or any other provision of this Agreement. The illegal, invalid or unenforceable provision shall be replaced by a legal, valid and enforceable provision which approximates as closely as possible to the economic purpose of the illegal, invalid or unenforceable provision. The same shall apply mutatis mutandis in case of omissions.

15.

COUNTERPARTS

This Agreement may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument.

16.

LAW AND JURISDICTION

(a)

This Agreement shall in all respects be governed by and construed in accordance with the substantive laws of Switzerland (i.e. with the exception of conflict of law rules).

(b)

Each Party submits to the exclusive jurisdiction of the ordinary courts of the city of Zurich, Switzerland, venue being Zurich 1, and, if permitted the Commercial Court of the Canton of Zurich (Handelsgericht des Kantons Zürich).

[REST OF PAGE INTENTIONALLY LEFT BLANK]

SIGNATORIES

Leclanché S.A.

/s/Anil Srivastava

____________________

Name:

Name:

Oak Ridge Energy Technologies, Inc.

/s/Mark L. Meriwether

____________________

Name:

Name: